Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    February 28, 2017

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	4/4/2017	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1, 2017 to February 28, 2017

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$5,610,657.61	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	1,234,551.94		13,039,607.60
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$1,234,551.94		$13,039,607.60

3.	Cash Disbursements
	Operations	997,200.26		16,975,031.08
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		254,321.60
	Other	35,779.75		35,779.75

	Total Cash Disbursements	$1,032,980.01		$17,265,132.43

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	201,571.93		(4,425,524.83)

5.	Ending Cash Balance (to Form 2-C)	$5,812,229.54	(2)	$5,812,229.54	(2)

CASH BALANCE SUMMARY

	Financial Institution	Book Balance
Petty Cash	None	$0.00

DIP Operating Account	ANB Bank – 2000004201	5,047,977.61

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	ANB Bank - 2000007113	573,965.68

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	190,286.25

TOTAL (must agree with Ending Cash Balance above)		$5,812,229.54	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1, 2017 to February 28, 2017

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
2/3/2017	K.P. Kauffman Company, Inc.	Revenue - non-operated properties	$110.55
2/3/2017	Peak Powder River Resoures LLC	Revenue - non-operated properties	141.07
2/3/2017	AETHON ENERGY OPERATING LLC	Revenue - non-operated properties	885.44
2/3/2017	XTO Energy	Revenue - non-operated properties	1,002.36
2/3/2017	Chevron U.S.A. Inc.	Revenue - non-operated properties	1,005.63
2/3/2017	SM Energy	Revenue - non-operated properties	1,081.05
2/3/2017	GMT Exploration Co., LLC	Revenue - non-operated properties	1,480.33
2/3/2017	Continental Resources, Inc.	Revenue - non-operated properties	1,772.37
2/3/2017	Statoil Oil & Gas LP	Revenue - non-operated properties	3,425.50
2/3/2017	SM Energy	Revenue - non-operated properties	3,653.25
2/3/2017	Anadarko Petroleum Corp.	Revenue - non-operated properties	4,607.17
2/3/2017	Warren Resources, Inc.	Joint interest billing reimbursement	43,039.36
2/10/2017	Jackal Oil Company	Joint interest billing reimbursement	2.07
2/10/2017	HHE - AS - 2005	Joint interest billing reimbursement	4.14
2/10/2017	Cajun-Ivy Investments	Joint interest billing reimbursement	7.69
2/10/2017	Chinn Family LTD Partnership	Joint interest billing reimbursement	10.36
2/10/2017	Sunshine Valley Petroleum Corp	Revenue - non-operated properties	304.48
2/10/2017	URBAN OIL & GAS GROUP, LLC	Revenue - non-operated properties	478.86
2/10/2017	John Lockridge	Joint interest billing reimbursement	738.60
2/10/2017	Carbon Creek Energy, LLC	Revenue - non-operated properties	835.87
2/10/2017	Oasis Petroleum North America	Revenue - non-operated properties	1,215.13
2/10/2017	Kerr-McGee Oil & Gas	Revenue - non-operated properties	1,421.16
2/10/2017	BreitBurn Operating LP	Revenue - non-operated properties	5,395.77
2/16/2017	Thunder Oil and Gas	Joint interest billing reimbursement	1.56
2/16/2017	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	25.90
2/16/2017	Keith L. Mohl & Marlene Mohl,	Joint interest billing reimbursement	103.08
2/16/2017	SM Energy	Revenue - non-operated properties	685.11
2/17/2017	ANB BANK	Misc	8.82
2/22/2017	ANB BANK	Misc	1.76
2/22/2017	PetroHill Resources, LLC	Joint interest billing reimbursement	6.74
2/22/2017	EOG Resources, Inc.	Revenue - non-operated properties	72.88
2/22/2017	Cimarex Energy Co.	Revenue - non-operated properties	150.09
2/24/2017	XTO Energy	Revenue - non-operated properties	879.96
2/27/2017	Black Bear Oil Corp.	Revenue - non-operated properties	2.16
2/27/2017	DEMMICK V. CELLCO DBA VERIZON	Misc	6.77
2/27/2017	XTO Energy	Revenue - non-operated properties	317.26
2/27/2017	XTO Energy	Revenue - non-operated properties	795.51
2/27/2017	Shell Trading	Revenue - non-operated properties	22,363.44
2/27/2017	ConocoPhillips Company	Revenue - non-operated properties	35,530.95
2/27/2017	Office of State Lands & Inv.	Misc (State Royalty Refund)	210,153.69
2/28/2017	Summit Energy LLC	Revenue - Operated properties	854,965.55

		Total Cash Receipts	$1,198,689.44	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1, 2017 to February 28, 2017

CASH RECEIPTS DETAIL	Account No:	2000007113

 (attach additional sheets as necessary)

Date	Payer	Description	Amount

2/28/2017	ANB Bank	February 2017 interest	82.75
2/28/2017	Escalera Resources Co.	Transfer from Account 2000004201	35,779.75

		Total Cash Receipts - Operations	$35,862.50	(1)

Total Cash Receipts	$35,862.50	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    February 1, 2017 to February 28, 2017

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
2/3/2017	46402	361 Services Inc	General and administrative expenses	$7,671.25
2/3/2017	46403	Alsco	Field operating expenses	1,154.03
2/3/2017	46404	Anadarko E&P Onshore LLC	Joint interest billing payment	3,986.55
2/3/2017	46405	Atlas Automation	Field operating expenses	3,322.39
2/3/2017	46406	Burlington Resources	Joint interest billing payment	27,811.28
2/3/2017	46407	Complete Energy Services, Inc.	Field operating expenses	1,585.50
2/3/2017	46408	Continental Resources, Inc.	Joint interest billing payment	89.10
2/3/2017	46409	DNOW03	Field operating expenses	7,563.59
2/3/2017	46410	EnerCom, Inc.	General and administrative expenses	62.50
2/3/2017	46411	FireSteel Well Service Inc	Field operating expenses	225.00
2/3/2017	46412	GMT Exploration Comp. LLC	Joint interest billing payment	3,583.51
2/3/2017	46413	Homax Oil Sales Inc.	Field operating expenses	1,975.98
2/3/2017	46414	ICO Inspection Services	Field operating expenses	7,167.75
2/3/2017	46415	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	33.09
2/3/2017	46416	Manager of Finance	General and administrative expenses	12.00
2/3/2017	46417	Merrill Communications LLC	General and administrative expenses	2,500.00
2/3/2017	46418	Moncrief Royalty Account	Joint interest billing payment	913.59
2/3/2017	46419	Montex Drilling Company	Joint interest billing payment	1,762.93
2/3/2017	46420	Neofirma, Inc.	General and administrative expenses	795.00
2/3/2017	46421	Power Service, Inc.	Field operating expenses	8,731.62
2/3/2017	46422	Rocky Mountain Oilfield Whse	Field operating expenses	619.29
2/3/2017	46423	Ron's Contract Pumping Serv.	Field operating expenses	603.00
2/3/2017	46424	SM Energy	Joint interest billing payment	495.71
2/3/2017	46425	Shelco	Field operating expenses	1,702.86
2/3/2017	46426	Summit Energy LLC	General and administrative expenses	6,000.00
2/3/2017	46427	The Buckner Company	General and administrative expenses	16,361.00
2/3/2017	46428	URBAN OIL & GAS GROUP, LLC	Joint interest billing payment	1,074.41
2/3/2017	46429	Warren Resources, Inc.	Joint interest billing payment	141,817.37
2/3/2017	46430	Winchester Well Service, Inc.	Field operating expenses	12,790.16
2/9/2017	46431	361 Services Inc	General and administrative expenses	4,517.25
2/9/2017	46432	Adam Fenster	Employee expense reimbursement	2,240.41
2/9/2017	46433	All American Records	General and administrative expenses	165.92
2/9/2017	46434	Best Western CottonTree	General and administrative expenses	475.16
2/9/2017	46435	Complete Energy Services, Inc.	Field operating expenses	3,430.00
2/9/2017	46436	Culligan, Inc.	General and administrative expenses	30.00
2/9/2017	46437	DNOW03	Field operating expenses	8,948.44
2/9/2017	46438	DOI/BLM	General and administrative expenses	341.99
2/9/2017	46439	Davis Construction	Field operating expenses	1,130.50

2/9/2017	46440	Davis Family Inc.	Field operating expenses	518.83
2/9/2017	46441	Drummond Refrigeration LLC	Field operating expenses	90.60
2/9/2017	46442	Dubois Telephone Exchange	Field operating expenses	238.96
2/9/2017	46443	GTT Communications, Inc	General and administrative expenses	783.34
2/9/2017	46444	Homax Oil Sales Inc.	Field operating expenses	820.10
2/9/2017	46445	Iron J Towing Inc	Field operating expenses	200.00
2/9/2017	46446	James T. Albi	Employee expense reimbursement	983.33
2/9/2017	46447	KLX Energy Services LLC	Field operating expenses	461.10
2/9/2017	46448	Kel-Tech, Inc.	Field operating expenses	5,133.01
2/9/2017	46449	Kilburn Tire Co., Inc.	Field operating expenses	195.05
2/9/2017	46450	Konica Minolta	General and administrative expenses	616.31
2/9/2017	46451	Onsager | Fletcher |	Legal fees - Debtor	13,010.69
2/9/2017	46452	Patrick R. Sheehan	Field operating expenses	700.00
2/9/2017	46453	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
2/9/2017	46454	Powder River Energy Group	Field operating expenses	429.68
2/9/2017	46455	REDDOG Systems Inc.	General and administrative expenses	1,104.00
2/9/2017	46456	RapidScale, Inc.	Field operating expenses	250.00
2/9/2017	46457	Rawlins Automotive, Inc.	Field operating expenses	73.60
2/9/2017	46458	Robidoux Oilfield Services	Field operating expenses	345.22
2/9/2017	46459	Rocky Mountain Power	Field operating expenses	121,726.06
2/9/2017	46460	Shelco	Field operating expenses	1,576.86
2/9/2017	46461	Support.com, Inc.	General and administrative expenses	90.39
2/9/2017	46462	Union Telephone Company	Field operating expenses	904.27
2/9/2017	46463	Valley Backhoe & Construction	Field operating expenses	10,547.90
2/9/2017	46464	Verizon Wireless	Field operating expenses	80.45
2/10/2017	46466	Beth Ames	General and administrative expenses	599.00
2/17/2017	46482	Alsco	Field operating expenses	549.07
2/17/2017	46483	Atlas Automation	Field operating expenses	2,318.58
2/17/2017	46484	C&G Roustabout Services, LLC	Field operating expenses	1,534.64
2/17/2017	46485	CSI Compressco Inc.	Field operating expenses	12,108.78
2/17/2017	46486	Computershare Trust Co, Inc.	General and administrative expenses	804.84
2/17/2017	46487	DNOW03	Field operating expenses	21,760.15
2/17/2017	46488	Kel-Tech, Inc.	Field operating expenses	11,123.41
2/17/2017	46489	PDS Energy Information Inc.	General and administrative expenses	643.68
2/17/2017	46490	PMI, Inc.	Field operating expenses	55.50
2/17/2017	46491	Roberto Lopez-Zaragoza	Employee expense reimbursement	68.88
2/17/2017	46492	Winchester Well Service, Inc.	Field operating expenses	13,705.66
2/17/2017	46493	ZOCO Unlimited, Inc.	Field operating expenses	750.00
2/17/2017	46494	Natrona County Treasurer	Payment of taxes	1,562.79
2/17/2017	46495	Office of State Lands & Invest	Payment of royalties/overrides	6,453.74
2/17/2017	46496	Oil & Gas Conservation Comm.	Payment of taxes	433.13
2/24/2017	46497	361 Services Inc	General and administrative expenses	12,603.00
2/24/2017	46498	Anadarko E&P Onshore LLC	Joint interest billing payment	4,603.33
2/24/2017	46499	Atlas Automation	Field operating expenses	61.00
2/24/2017	46500	Burlington Resources	Joint interest billing payment	23,148.10
2/24/2017	46501	C&G Roustabout Services, LLC	Field operating expenses	379.04
2/24/2017	46502	CSI Compressco Inc.	Field operating expenses	12,108.78
2/24/2017	46503	Chaco Energy Co.	Joint interest billing payment	303.56
2/24/2017	46504	Chevron USA, Inc.	Joint interest billing payment	702.68
2/24/2017	46505	Continental Industries	Field operating expenses	16,537.50
2/24/2017	46506	DNOW03	Field operating expenses	1,686.43
2/24/2017	46507	EON Office	General and administrative expenses	686.33
2/24/2017	46508	High Desert Services	Field operating expenses	1,560.00

2/24/2017	46509	High Desert Welding & Machine	Field operating expenses	127.20
2/24/2017	46510	Homax Oil Sales Inc.	Field operating expenses	1,340.50
2/24/2017	46511	James T. Albi	Employee expense reimbursement	1,262.65
2/24/2017	46512	Kerr McGee Oil & Gas Onshore	Joint interest billing payment	28.08
2/24/2017	46513	Montex Drilling Company	Joint interest billing payment	736.63
2/24/2017	46514	Neofirma, Inc.	General and administrative expenses	1,751.00
2/24/2017	46515	Netherland Sewell & Assoc.,Inc	General and administrative expenses	37,935.00
2/24/2017	46516	Omimex Petroleum Inc	Joint interest billing payment	11.54
2/24/2017	46517	Onsager | Fletcher |	Legal fees - Debtor	11,814.15
2/24/2017	46518	P2 Energy Solutions	General and administrative expenses	15,856.67
2/24/2017	46519	PLS	General and administrative expenses	1,545.00
2/24/2017	46520	PRE Resources Rockies, L.P.	Joint interest billing payment	6,514.77
2/24/2017	46521	PayFlex Systems USA, Inc.	General and administrative expenses	100.00
2/24/2017	46522	Rosemont WTC Denver	General and administrative expenses	7,500.00
2/24/2017	46523	Sam Ellis	Field operating expenses	440.00
2/24/2017	46524	Shelco	Field operating expenses	1,995.31
2/24/2017	46525	Skyline Motors Inc.	Field operating expenses	548.55
2/24/2017	46526	Support.com, Inc.	General and administrative expenses	2,193.00
2/24/2017	46527	The Buckner Company	General and administrative expenses	16,361.00
2/24/2017	46528	Wind River Oilfield	Field operating expenses	1,599.28
2/17/2017	46467	Anne Wilcoxson	Payment of royalties/overrides	241.64
2/17/2017	46468	Belinda R. Ervin	Payment of royalties/overrides	120.82
2/17/2017	46469	Charlene A. Carpenter	Payment of royalties/overrides	206.19
2/17/2017	46470	Corinthian Believer Fellowship	Payment of royalties/overrides	966.55
2/17/2017	46471	Fritz I. Merback	Payment of royalties/overrides	25.78
2/17/2017	46472	Janice Bacon Walker	Payment of royalties/overrides	241.64
2/17/2017	46473	Kfrt	Payment of royalties/overrides	85.91
2/17/2017	46474	Lubnau, LLC	Payment of royalties/overrides	202.98
2/17/2017	46475	M. G. Cook	Payment of royalties/overrides	101.48
2/17/2017	46476	Mark Merback	Payment of royalties/overrides	25.78
2/17/2017	46477	Mullinnix LLC	Payment of royalties/overrides	880.64
2/17/2017	46478	Paula Kay Herzog	Payment of royalties/overrides	120.82
2/17/2017	46479	Ricki Jo Eslinger	Payment of royalties/overrides	25.78
2/17/2017	46480	Wesley R. Clark	Payment of royalties/overrides	241.64
2/17/2017	46481	William C. Eiland	Payment of royalties/overrides	483.28
2/1/2017	debit card	CED Inc.	Field operating expenses	92.34
2/1/2017	debit card	SPL, Inc.	General and administrative expenses	855.00
2/2/2017	debit card	Avis Car Rental	General and administrative expenses	227.90
2/2/2017	debit card	SP Plus Corporation	General and administrative expenses	855.00
2/2/2017	debit card	Towne Park	General and administrative expenses	722.99
2/2/2017	debit card	CED Inc.	Field operating expenses	73.67
2/6/2017	debit card	CED Inc.	Field operating expenses	320.74
2/8/2017	debit card	Towne Park	General and administrative expenses	197.14
2/10/2017	debit card	CED Inc.	Field operating expenses	317.33
2/13/2017	debit card	CED Inc.	Field operating expenses	51.03
2/14/2017	debit card	UPS	General and administrative expenses	36.81
2/17/2017	debit card	Anixter	Field operating expenses	168.39
2/18/2017	debit card	UPS	General and administrative expenses	7.72
2/18/2017	debit card	Microsoft	General and administrative expenses	104.47
2/22/2017	wire	Wyoming Depart of Revenue	Payment of taxes	51,916.38
2/24/2017	wire	Office of Natural Resources	Payment of royalties/overrides	103,816.65
2/25/2017	debit card	UPS	General and administrative expenses	14.56
2/27/2017	debit card	Start Meeting	General and administrative expenses	26.90
2/10/2017	wire	Co-Advantage	Payroll - 1/13/17	68,503.93
2/24/2017	wire	Co-Advantage	Payroll - 1/27/17	61,738.57

			Total Cash Disbursements - Operating	$997,200.26	(1)

2/28/2017	Transfer	Escalera Resources	Transfer to acct 2000007113	35,779.75

			Total Cash Disbursements	$1,032,980.01

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    February 28, 2017

ASSETS		Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)		$5,812,230	$10,037,754
Accounts Receivable (from Form 2-E)		1,262,565	1,843,543
Receivable from Officers, Employees, Affiliates		(474,995)	408,716
Inventory		2,180,730	1,995,798
Other Current Assets :(List)	Cash held in escrow	283,404	303,393
	Prepaid expenses and deposits	314,571	709,197
	Hedge-related current assets	-	203,570
Total Current Assets		$9,378,505	$15,501,971

Fixed Assets (at cost):
Land		$1,169,021	$1,169,011
Building		-	-
Equipment, Furniture and Fixtures		166,503,698	166,099,098
Total Fixed Assets		167,672,719	167,268,109
Less: Accumulated Depreciation		(117,666,926)	(107,050,551)
Net Fixed Assets		$50,005,793	$60,217,558

Other Assets (List):	Investment in Eastern Washakie	5,272,518	5,272,518
	Other assets	204,484	104,484
TOTAL ASSETS		$64,861,300	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$1,711,254	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)		413,175	-
Post-petition Taxes Payable (from Form 2-E)		551,577	-
Post-petition Notes Payable		-	-
Other Post-petition Payable(List):	Accrued revenue payable	256,934	-
	Other accrued liabilities and expenses	809,888	-
Total Post Petition Liabilities		3,742,828	$2,548

Pre Petition Liabilities:
Secured Debt		41,100,971	42,874,598
Priority Debt		111,279	178,428
Unsecured Debt		10,656,763	11,429,928
Total Pre Petition Liabilities		51,869,013	54,482,954

TOTAL LIABILITIES		$55,611,841	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity		$82,996,569	$82,996,569
Retained Earnings – Prepetition		(56,390,659)	(56,385,540)
Retained Earnings - Post-petition		(17,356,451)	-
TOTAL OWNERS' EQUITY		$9,249,459	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY		$64,861,300	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    February 1, 2017 to February 28, 2017

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$700,816	$11,176,274
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$700,816	$11,176,274

Cost of Goods Sold	699,611	12,082,467

Gross Profit	$1,205	$(906,193)

Operating Expenses:
Officer Compensation	$16,346	$689,404
Selling, General and Administrative	90,899	1,674,884
Rents and Leases	7,500	150,163
Depreciation, Depletion and Amortization	675,192	10,616,377
Other (list):	0	0
	0	0

Total Operating Expenses	$789,937	$13,130,828

Operating Income (Loss)	$(788,732)	$(14,037,021)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	(217,122)
Interest Income	137	4,036
Interest Expense	(93,514)	(1,082,542)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(93,377)	$(1,295,628)

Reorganization Expenses
Legal and Professional Fees	$100,683	$1,972,000
Other Reorganization Expense	0	51,802

Total Reorganization Expenses	$100,683	$2,023,802

Net Income (Loss) Before Income Taxes	$(982,792)	$(17,356,451)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(982,792)	$(17,356,451)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    February 1, 2017 to February 28, 2017

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	13,459	(13,459)	$ -
Employee FICA taxes withheld	$ -	7,458	(7,458)	$ -
Employer FICA taxes	$ -	7,680	(7,680)	$ -
Unemployment taxes	$ -	62	(62)	$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -	1,907	(1,907)	$ -
Other:_state income tax withheld	$ -	2,191	(2,191)	$ -
Local
Personal property taxes	$ 391,061	62,876	(1,562)	$ 452,374
Real property taxes	$ -			$ -
Other:_Severance, Conservation and Occupational Taxes	$ 118,760	32,859	(52,417)	$ 99,203
			Total unpaid post-petition taxes	$ 551,577
(1) For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2017	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2017	6/1/2017
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2017	6/1/2017
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2017	6/1/2017
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	EXPIRED
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    February 1, 2017 to February 28, 2017

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables				42,449	42,449
Post-petition receivables	1,117,015	420	638	102,043	1,220,116
Total	1,117,015	420	638	144,492	1,262,565

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	608,809	140,396	54,096	907,953	1,711,254
Other Payables
Total	608,809	140,396	54,096	907,953	1,711,254

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel		$ 18,109	($24,825)		$ 111,195
Counsel for Unsecured
Creditors' Committee		$ 485			$ 71,696
Trustee's Counsel
Accountant					$ 4,625
Creditor Counsel	$ 190,286	$ 25,000			$ 85,000
Creditor Advisors		$ 7,090			$ 65,323
Other:					$ 75,336
Total	$ 190,286	$ 50,684	($24,825)		$ 413,175
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Adam Fenster	Chief Financial Officer		Compensation - 2/10, 2/24		16,346
Adam Fenster	Chief Financial Officer		Expense reimbursement - 2/9		2,240

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           February 28, 2017

			Cash	Quarterly		Date
Month	Year		Disbursements **	Fee Due	Check No.	Paid

January	2017		$ 857,879
February	2017		$ 997,200
March	2017

TOTAL 1st Quarter			$ 1,855,079

April	2017
May	2017
June	2017

TOTAL 2nd Quarter

July	2017
August	2017
September	2017

TOTAL 3rd Quarter

October	2017
November	2017
December	2017

TOTAL 4th Quarter

FEE SCHEDULE (as of DECEMBER 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee		Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325		$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650		$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975		$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625		$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950		$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875		$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    February 28, 2017

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

During the period from February 1st through February 28th, there were no material unusual or non-recurring accounting transactions recorded in the accompanying financial statements.

The Debtor continues discussions with the secured lenders about their desired plans to move forward, which include reorganizing in a manner similar to the Plan previously submitted, but with a parallel process for possible sale of the Debtor’s assets. The Debtor has hired an investment bank to explore the sale of its assets, which is currently ongoing. Once a decision on moving forward has been reached, the Debtor will file a new Plan amending the one already submitted. In the interim, the Debtor continues to operate normally.

In the pending case of Alan Eugene Humphrey, an individual, and Wyoming GTL, LLC, a Wyoming LLC  v. Escalera Resources Co. , United States District Court for the District of Colorado Case No. 15-cv-00769, on February 16 the District Court issued an order on the Debtor’s motion for summary judgment.  The District Court granted summary judgment on certain of the Debtor’s claims and pared down certain claims, issues and theories that the Plaintiffs can advance at trial. Trial is currently scheduled for the week of April 24, 2017. In connection with this matter, the Debtor is seeking reimbursement of approximately $1,400,000 from the Plaintiffs for advances made during 2014 and 2015 under a letter agreement with the Plaintiffs dated May 30, 2014.

On February 10, 2017, the bankruptcy court ruled in favor of Pacificorp and against the Debtor on the issue of whether electricity is a “good” for purposes of § 503(b)(9), thus creating an administrative priority claim for about $85,000. The Debtor timely filed a notice of appeal. In March 2017 the Debtor agreed to settle this matter with Pacificorp and will be filing a motion to approve the settlement.

Rev. 1/15/14